                                                                   EXHIBIT 10.11
                                                                   -------------

                            AMENDMENT NO. 5 TO LEASE

      THIS AMENDMENT NO. 5 TO LEASE (the "Fifth Amendment") is made and entered into on this 12th day of November, 2001 between Landlord and Tenant named below.

LANDLORD:                 LONG WHARF DRIVE, LLC
                          310 Orange Street
                          New Haven, CT 06511

TENANT:                   dsl.net, incorporated (a/k/a DSL.net, Inc.)
                          545 Long Wharf Drive
                          New Haven, CT 06511

BUILDING:                 545 Long Wharf Drive
                          New Haven, CT 06511


                                    RECITALS

       WHEREAS, Landlord and Tenant executed a Lease dated as of January 29, 1999, as amended by Amendment No. 1 to Lease dated as of June 9, 1999, Amendment No. 2 to Lease dated as of November 9, 1999, Amendment No. 3 to Lease dated as of January 20, 2000 and Amendment No. 4 to Lease dated as of February 8, 2000 (collectively, the "Lease"); and

       WHEREAS, Tenant is currently in default under the Lease for failure to maintain a certain Letter of Credit as security under the Lease (the "L/C Default"), a copy of the notice of default (the "Default Notice") being attached hereto as Schedule A, and made a part hereof; and

       WHEREAS, Landlord has requested and Tenant has agreed to modify the Lease to provide that the Letter of Credit required thereunder shall not be reduced beyond the Required Amount to be stipulated below through May 15, 2003; and

       WHEREAS, Tenant has obtained from People's Bank, for the benefit of Landlord, that certain Irrevocable Transferable Standby Letter of Credit No. SB-1187, dated October 16, 2001, as amended by that certain Amendment No. 1 thereto, dated October 31, 2001, a copy of which is attached hereto as Schedule B, and made a part hereof (the "Replacement Letter of Credit"); and

       WHEREAS, Landlord is willing to waive the L/C Default in recognition of Tenant's procurement of the Replacement Letter of Credit, which Landlord hereby accepts in satisfaction of Tenant's obligations under the Default Notice and Paragraph 4 of the Lease;

       NOW, THEREFORE, the parties to this Fifth Amendment, in consideration of the covenants hereinafter contained and the sum of One Dollar ($1.00) to each party paid by the other, the receipt of which is hereby acknowledged, do covenant and agree as follows:

1.    Incorporation of Recitals. The recitals set forth above and the Lease
      -------------------------
referred to therein are hereby incorporated herein by reference as if set forth in full in the body of this Fifth Amendment. All capitalized terms not defined herein shall have the same meaning set forth in the Lease. Unless otherwise stated herein, this Fifth Amendment is effective on the date set forth above.

2.    Cure of L/C Default. Notwithstanding the provisions of the Default Notice,
      -------------------
Landlord hereby acknowledges and accepts the Replacement Letter of Credit as satisfactory compliance by Tenant with its obligations under the Default Notice and Paragraph 4 of the Lease, and waives the L/C Default and any and all other defaults of Tenant under said Paragraph 4 occurring on or prior to the date hereof. Landlord's waiver of the L/C Default as set forth herein shall be limited to the aforesaid terms only and shall not apply to any other provisions of the Lease nor to any subsequent defaults by Tenant thereunder. The parties hereto acknowledge and agree that the Replacement Letter of Credit attached hereto as Schedule B shall be considered the "Deposit L/C" under the Lease and shall, by reference herein, be deemed attached to the Lease as Exhibit D thereto.

3.    Reduction of "Required Amount" of Letter of Credit. Effective as of the
      --------------------------------------------------
date of this Fifth Amendment, the first grammatical paragraph of Paragraph 4 of the Lease is hereby deleted in its entirety and replaced with the following in lieu thereof:

"Tenant has deposited, and shall maintain on deposit with Landlord at all times during the Term of this Lease up to and including May 15, 2003, one or more unconditional, irrevocable letter(s) of credit (each a "Deposit L/C") in the "Required Amount" (as hereinafter defined), as security for the full and prompt payment, performance and observance by Tenant of all of the covenants and obligations to be paid, performed and/or observed on the part of Tenant under this Lease and for the payment of any and all damages for which Tenant shall be liable by reason of any act or omission contrary to any of the provisions of this Lease. Each Deposit L/C shall be issued by a bank reasonably acceptable to Landlord and shall be substantially in the form of the letter of credit attached hereto on Exhibit D and made a part hereof. As used herein, the term "Required Amount" shall mean the sum of One Hundred Ninety-Four Thousand Thirty-One and 80/100 Dollars ($194,031.80) from the date of this Lease through and including May 15, 2003."

      The last sentence of the second grammatical paragraph of Paragraph 4 is hereby deleted in its entirety and replaced with the following in lieu thereof:
"If Tenant shall fully and faithfully pay, perform and observe all of the covenants and obligations to be paid; performed and/or observed on the part of Tenant under this Lease, the Deposit L/C shall be returned to Tenant within ninety (90) days after May 15, 2003."

4.     Miscellaneous.
       -------------

      a. Each party represents to the other that it has not dealt with any broker, agent or other intermediary who is or may be entitled to be paid a broker commission or finder's fee in connection with this Fifth Amendment. Each party agrees to indemnify the other and hold it harmless from all liabilities arising from breach of the representations stated above. The representations and obligations contained in this Paragraph 5(a) shall survive the termination of the Lease.

      b. Landlord and Tenant acknowledge and agree that the actual date of the Lease is as of January 29, 1999, notwithstanding other dates therefore referenced in previous amendments to the Lease or the Replacement Letter of Credit. Landlord and Tenant further acknowledge and agree that the actual legal name of Tenant is "DSL.net, Inc.," notwithstanding any other names therefore referenced in the Lease, as amended, that any references to Tenant under the Lease shall be deemed to refer to such entity, which is the legal name of the entity which signed the original version of the Lease, and that any future references to DSL.net, Inc. in any further amendments or other instruments delivered in connection with the Lease shall be deemed to refer to Tenant.

      c. Except as modified by this Fifth Amendment, the terms and provisions of the Lease are hereby confirmed and ratified, and that instrument shall remain in full force and effect as modified herein. In the event of any conflict between the terms of this Fifth Amendment and the terms of the Lease, the terms contained in this Fifth Amendment shall control.

[Signature page follows.]

      IN WITNESS WHEREOF, Landlord and Tenant have signed this Fifth Amendment as of the day and year first above written.


Signed, Sealed, and Delivered
in the Presence of:                       LANDLORD

                                          LONG WHARF DRIVE, LLC


_________________________________         By: /s/ Joseph D. Buckman
                                              -----------------------------
                                              Its: Director - Transactions
_________________________________

                                          TENANT:

                                          DSL.net, Inc.


   /s/ Marc R. Esterman                   By: /s/ Stephen Zamansky
---------------------------------             -----------------------------
                                              Its Authorized Signatory
_________________________________

STATE OF ILLINOIS       )
                        ) ss.:
COUNTY OF COOK          )

       On this the 16th day of November, 2001 before me Denise Johnson, the undersigned officer, personally appeared Joseph D. Buckman, who acknowledged himself/herself to be the Director - Transactions of Long Wharf Drive, LLC and that he/she, as such Director - Transactions and being authorized to do so, executed the foregoing instrument for the purposes therein contained.

       IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Denise Johnson
_______________________________
Notary Public
My Commission Expires: 3/4/2003



STATE OF CONNECTICUT    )
                        ) ss.: New Haven
COUNTY OF NEW HAVEN     )

On this the 12th day of November, 2001, before me, Theresa C. Maltese, the undersigned officer, Steven Zamansky, personally appeared, who acknowledged himself to be the Vice President and General Counsel of DSL.net, Inc., and that he, as such Vice President and General Counsel, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Theresa C. Maltese
_______________________________
Notary Public
My Commission Expires: 11/30/2003

                                   Schedule A
                                   ----------
                                 Default Notice

                                (attached hereto)

[LOGO OF SBC]                                         -------------------------
                                                      | 310 Orange Street     |
-------------                                         | Floor 6               |
SNET                                                  | New Haven, CT 06510   |
-------------                                         -------------------------




                                          September 11, 2001

VIA OVERNIGHT MAIL
------------------
DSL.NET, INCORPORATED
50 Washington Street
Norwalk, CT 06854

DSL.NET, INCORPORATED
545 Long Wharf Drive
Fifth Floor
New Haven, CT 06511

Re: Lease dated as of January 29, 1999, as amended, (collectively, the "Lease'") between Long Wharf Drive, LLC, as "Landlord," and dsl.net, incorporated, as "Tenant," for Premises located at 545 Long Wharf Drive, New Haven CT ("Premises"): Notice of Default.

To Whom It May Concern:

Capitalized terms not defined herein shall have the meaning set forth in the Lease. Please consider this letter notice of default of Section 4 of the Lease. The default has occurred as a result of Tenant's failure to deliver to Landlord a renewal or extension of Letter of Credit Number CS110138 (as amended, the "Original L/C") or a new Letter of Credit (the "Replacement L/C") for the Required Amount on or before that date which was thirty (30) days prior to the date upon which the Original L/C expired.

As you know, the Original L/C expired on February 2, 2001 as a result of the issuing bank's decision not to extend the same beyond that particular expiry date, a copy of said notice of non-renewal being attached hereto as Exhibit A.
                                                                    ---------
As you also know, Section 4 of the Lease requires that Tenant extend or replace the Original L/C at least thirty (30) days prior to any such expiration. As such, Tenant's failure to deliver a renewal or extension of the Original L/C or a Replacement L/C by January 3, 2001 is a default under the Lease.

Please be advised that Sections 20(A)(3) and 20(B) of the Lease give Landlord the right to terminate the Lease, among other rights, if the preceding default is not cured within thirty (30) days from the date of this notice letter. If such default is not cured by Tenant delivering to Landlord a Replacement L/C in the Required Amount of $258,709.19 (i.e., Landlord recognizing that the Required Amount has changed pursuant to the terms of the Lease since the date of the default), in a form of Letter of Credit acceptable to Landlord, Landlord reserves the right to terminate the Lease and/or to exercise any and all other remedies available to it under the Lease, at law or in equity.

Please be so advised.

                                          Very Truly Yours,

                                          LONG WHARF DRIVE, LLC


                                          By: ________________________________
                                              Its Secretary

cc:  Fleet National Bank, One Federal Street, Boston, MA 02110,
     Attn: Daniel Head (via FedEx)
     Ken Gitter, Esq.
     Louis J. Donofrio, Esq.

                                   Schedule B
                                   ----------
                          Replacement Letter of Credit

                                (attached hereto)

                                             International Department

--------------------------------------------------------------------------------
people's bank                                People's Bank
                                             Bridgeport Center, 850 Main Street
                                             Bridgeport, Connecticut 06604-4913

                                             203.338.4155     Fax: 203.338.4608
                                             Telex: 6813363

AMENDMENT NO. 1 TO OUR IRREVOCABLE TRANSFERABLE STANDBY LETTER OF CREDIT NO. SB-1187 DATED OCTOBER 16, 2001

--------------------------------------------------------------------------------


Irrevocable Transferable Standby                      October 31, 2001
Letter of Credit No. SB-1187

Long Wharf Drive, LLC
C/O SNET Real Estate Inc.
110 Orange Street, 6th Floor
New Haven, CT 06510

Dear Sir or Madam:

At the request and for account of DSL.Net, Inc., 545 Long Wharf Drive, 5th Floor, New Haven, CT 06511, we hereby amend our Irrevocable Transferable Standby Letter of Credit No. SB-1187 in your favor, as follows:

1. Paragraph on page TWO that begins "Please Note:..." and ends with "... to this office for cancellation." is replaced with the following paragraph:

Please Note: In the event this Letter of Credit is no longer required by you or is to be cancelled by you prior to the May 15, 2003 expiration date hereof, it must be returned, along with any amendments thereto, to this office for actual cancellation. Further, we hereby represent and warrant to you that this Letter of Credit is irrevocable and may not and shall not be rescinded, revoked or cancelled by us nor by our successors and assigns for any reason until the close of business on the aforementioned expiration date of May 15, 2003, notwithstanding anything contained herein or in the Uniform Customs and Practices for documentary credits (1993 Revision) International Chamber of Commerce Publication 500, as referenced below, to the contrary.

Very truly yours,

People's Bank


By: ________________________________
    Authorized Officer

                                             International Department

--------------------------------------------------------------------------------
people's bank                                People's Bank
                                             Bridgeport Center, 850 Main Street
                                             Bridgeport, Connecticut 06604-4913

                                             203.338.4155     Fax: 203.338.4608
                                             Telex: 6813363


Irrevocable Transferable Standby                October 16, 2001
Letter of Credit No. SB-1187

Long Wharf Drive, LLC
C/O SNET Real Estate Inc.
110 Orange Street, 6th Floor
New Haven, CT 06510

Dear Sir or Madam:

We hereby establish and issue our Irrevocable Transferable Standby Letter of Credit No. SB-1187 in your favor, for the account of DSL.Net, Inc., 545 Long Wharf Drive, 5th Floor, New Haven, CT 06511, available by your draft(s) drawn on us at sight, for any sum or sums not exceeding in total the aggregate amount of One Hundred Ninety Four Thousand Thirty One and 80/100 Dollars ($194,031.80).

Draft(s) drawn under this letter of credit, at sight, must be accompanied by the original of this Letter of Credit and any amendments thereto, and the following:

1. A statement purportedly signed by the beneficiary worded as follows: "We certify that the amount of our drawing is due to us under the terms of the lease dated February 1, 1999 (as the same may be amended from time to time) between Long Wharf Drive, LLC as Landlord, and DSL.Net, Inc. as tenant."

Partial drawings will be permitted. People's Bank will endorse the amount of each drawing on the reverse side of this L/C and return by express mail to the beneficiary.

All drafts drawn under this Letter of Credit must bear on their face the clause "Drawn under People's Bank Credit No. SB-1187 dated October 16, 2001."

We engage with you that draft(s) drawn under and in compliance with the terms of this Credit will be duly honored upon presentation at the counters of People's Bank, Attn: International Department, RC 12-287, 850 Main Street, Bridgeport, CT 06604 on or before the close of business May 15, 2003.

This Letter of Credit may be transferred in its entirety upon written request to People's Bank, Attn: International Dept., RC 12-287, 850 Main Street, Bridgeport, CT 06604, and any such transferee shall succeed to all rights hereunder of the transferor. Only upon receipt of a letter of transfer in the form of Schedule A, which is attached hereto, appropriately completed along with this original letter of credit, will our records be changed to reflect the name of the bona fide beneficiary of this Letter of Credit. Transfer charges are for the account of the applicant. Please be advised that no transfer may be made to any specially designated national as defined by the U.S. Department of Treasurer, Office of Foreign Asset Control.

            Continued on Page two.........

--------------------------------------------------------------------------------
people's bank



Page Two
L/C SB-1187 for account of Candy DSL.Net, Inc.

This Letter of Credit sets forth in full the terms of our undertaking, and this undertaking shall not in any way be modified, amended, amplified or limited by reference to any documents, instruments or agreements referred to herein or in which this Letter of Credit is referred to or which this Letter of Credit relates, and any such reference shall not be deemed to incorporate herein by reference any documents, instruments or agreements.

Please Note: In the event this Letter of Credit is no longer required, or is to be cancelled prior to the present or future expiration date, it must be returned along with any amendments thereto, to this office for cancellation.

This Credit is subject to the "Uniform Customs and Practices for documentary credits (1993 Revision), International Chamber of Commerce Publication 500." This Credit may be drawn upon in one or more drafts not exceeding, in the aggregate, the stated amount hereof.

Very truly yours

People's Bank


By: __________________________________
    Authorized Officer


            Continued Page three......

--------------------------------------------------------------------------------
people's bank


                                   SCHEDULE A
                                   ----------

               TO IRREVOCABLE STANDBY LETTER OF CREDIT NO. SB-1187
               ---------------------------------------------------
                         (FORM OF TRANSFER INSTRUCTION)
                         ------------------------------

TO:    PEOPLE'S BANK                            DATE:  (INSERT DATE)
       BRIDGEPORT CENTER - RC 12 287
       850 MAIN STREET
       BRIDGEPORT, CT 06604

       ATTN:  INTERNATIONAL DEPT
              LETTERS OF CREDIT

RE: YOUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SB-1187
    (THE "LETTER OF CREDIT")

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS
TO:

                        (NAME OF TRANSFEREE)
                        (ADDRESS)

ALL RIGHTS TO THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT IN ITS ENTIRETY.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE AND THE TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THIS ADVICE OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE OF SUCH LETTER OF CREDIT, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

                                          VERY TRULY YOURS,
                                          (NAME OF BENEFICIARY)

SIGNATURE AUTHENTICATED

                                          .....................................
                                          SIGNATURE OF BENEFICIARY
...................................
(NAME OF BANK)


...................................
(AUTHORIZED SIGNATURE)